               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 39 to the Registration Statement (Form N-1A) (No. 33-40991) of Delaware Pooled Trust of our reports dated December 3, 2001, included in the 2001 Annual Reports to shareholders.

                                             /s/ Ernst & Young, LLP
                                             ----------------------
                                                 Ernst & Young, LLP




Philadelphia, Pennsylvania
February 26, 2002

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Pooled Trust

We have audited the accompanying statements of net assets of The Large-Cap Value Equity Portfolio, The Select Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (the "Portfolios") (each a series of Delaware Pooled Trust) and the statements of assets and liabilities of The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, and The Diversified Core Fixed Income Portfolio as of October 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Portfolios at October 31, 2001, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young, LLP
                                             ----------------------
                                                 Ernst & Young, LLP



Philadelphia, Pennsylvania
December 3, 2001

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Pooled Trust - The Real Estate Investment Trust Portfolio

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young, LLP
                                             ----------------------
                                                 Ernst & Young, LLP



Philadelphia, Pennsylvania
December 3, 2001